CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------


THE BOARD OF DIRECTORS
ICG COMMUNICATIONS, INC.:


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

Our reports refer to a change in the method of accounting for long-term telecom services contracts during the year ended September 30, 1996.




                                       /s/ KPMG Peat Marwick LLP
                                       KPMG PEAT MARWICK LLP


Denver, Colorado
October 23, 1997